UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2008

                           IRON MOUNTAIN INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

              1-13045                           23-2588479
      (Commission File Number)      (IRS Employer Identification No.)

                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
          (Address of principal executive offices, including zip code)

                                 (617) 535-4766
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 30, 2008, the Company issued a press release setting forth the Company's results of operations and financial condition for its fiscal quarter ended September 30, 2008 and its financial outlook for 2008. A copy of the Company's press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

99.1 Press Release of Iron Mountain Incorporated dated October 30, 2008 (furnished herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  IRON MOUNTAIN INCORPORATED
                                  (Registrant)

                                  By:    /s/  Brian McKeon
                                         ---------------------------------------
                                  Name:  Brian McKeon
                                  Title: EVP and Chief Financial Officer

Date: October 30, 2008